                                                                  File No. 811 -
                                                                  File No. 333 -

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                      FORM N-1A

                           REGISTRATION STATEMENT UNDER THE
                              SECURITIES ACT OF 1933              /X/
                                         AND
                           REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940           /X/

                                 OAK ASSOCIATES FUNDS
                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                   2 OLIVER STREET
                             BOSTON, MASSACHUSETTS 02109
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 1-888-462-5386

                                     DAVID G. LEE
                             C/O SEI INVESTMENTS COMPANY
                               OAKS, PENNSYLVANIA 19456
                       (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                      Copies to:
RICHARD W. GRANT, ESQUIRE                           JOHN H. GRADY, JR., ESQUIRE
MORGAN, LEWIS & BOCKIUS LLP                         MORGAN, LEWIS & BOCKIUS LLP
2000 ONE LOGAN SQUARE                               1800 M STREET, N.W.
PHILADELPHIA, PENNSYLVANIA 19103                    WASHINGTON, D.C. 20036
--------------------------------------------------------------------------------
    /X/ Appropriate date of Proposed Public Offering as soon as practicable after the effective date of this Registration Statement.
--------------------------------------------------------------------------------

                                 OAK ASSOCIATES FUNDS

                                CROSS REFERENCE SHEET

N-1A ITEM NO.                                    LOCATION
--------------------------------------------------------------------------------
PART A - WHITE OAK GROWTH STOCK PORTFOLIO AND
         PIN OAK AGGRESSIVE STOCK PORTFOLIO
Item 1.  Cover Page                              Cover Page
Item 2.  Synopsis                                Summary; Expense Summary
Item 3.  Condensed Financial Information         Financial Highlights
Item 4.  General Description of Registrant       The Trust and the Portfolios;
                                                 Investment Objective and
                                                 Policies; Investment
                                                 Limitations; General
                                                 Information - The Trust
Item 5.  Management of the Trust                 General Information - Trustees
                                                 of the Trust; The Adviser; The
                                                 Administrator; The Transfer
                                                 Agent
Item 5A. Management's Discussion of Fund         **
         Performance
Item 6.  Capital Stock and Other Securities      General Information - Voting
                                                 Rights; General Information -
                                                 Shareholder Inquiries; General
                                                 Information - Dividends and
                                                 Distributions; Taxes
Item 7.  Purchase of Securities Being Offered    Purchase and Redemption of
                                                 Shares
Item 8.  Redemption or Repurchase                Purchase and Redemption of
                                                 Shares
Item 9.  Pending Legal Proceedings               *


PART B - WHITE OAK GROWTH STOCK PORTFOLIO AND
         PIN OAK AGGRESSIVE STOCK PORTFOLIO
Item 10. Cover Page                              Cover Page
Item 11. Table of Contents                       Table of Contents
Item 12. General Information and History         The Trust
Item 13. Investment Objectives and Policies      Investment Objective and
                                                 Policies (Prospectus);
                                                 Investment Limitations
Item 14. Management of the Registrant            General Information - Trustees
                                                 of the Trust (Prospectus);
                                                 Trustees and Officers of the
                                                 Trust; The Adviser; The
                                                 Administrator
Item 15. Control Persons and Principal           Trustees and Officers of the
         Holders of Securities                   Trust
Item 16. Investment Advisory and Other           The Adviser (Prospectus and

         Services                                Statement of Additional
                                                 Information); The
                                                 Administrator (Prospectus and
                                                 Statement of Additional
                                                 Information); The Distributor
                                                 (Prospectus and Statement of
                                                 Additional Information); The
                                                 Transfer Agent (Prospectus);
                                                 General Information - Counsel
                                                 and Independent Public
                                                 Accountants (Prospectus);
                                                 General Information -
                                                 Custodian (Prospectus)
Item 17. Brokerage Allocation                    Portfolio Transactions
Item 18. Capital Stock and Other Securities      Description of Shares
Item 19. Purchase, Redemption, and Pricing of    Purchase and Redemption of
         Securities Being Offered                Shares (Prospectus and
                                                 Statement of Additional
                                                 Information); Determination of
                                                 Net Asset Value
Item 20. Tax Status                              Taxes (Prospectus); Taxes
Item 21. Underwriters                            The Distributor
Item 22. Calculation of Performance Data         Computation of Total Return
Item 23. Financial Statements                    *

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

*Not Applicable

**Information required under Item 5A will be contained in the Trust's Annual
  Reports to Shareholders.

                              OAK ASSOCIATES FUNDS

                              Investment Adviser:
                              OAK ASSOCIATES, LTD.

Oak Associates Funds (the "Trust") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual funds (each, a "Portfolio"), each of which is a separate series of the Trust.

                       - WHITE OAK GROWTH STOCK PORTFOLIO
                      - PIN OAK AGGRESSIVE STOCK PORTFOLIO

This Prospectus sets forth concisely the information about the Trust and the Portfolios that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A
Statement of Additional Information dated             , 1998 has been filed with
the Securities and Exchange Commission and is available without charge by calling 1-888-462-5386. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            , 1998

                                    SUMMARY

The following summary provides basic information about the White Oak Growth Stock Portfolio ("White Oak Portfolio") and Pin Oak Aggressive Stock Portfolio ("Pin Oak Portfolio"). The White Oak Portfolio and the Pin Oak Portfolio are sometimes referred to individually as a "Portfolio" and collectively as the "Portfolios." The Portfolios are two of the mutual funds comprising Oak Associates Funds (the "Trust"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES? Each Portfolio seeks long-term capital growth by investing primarily in common stocks of companies that, in the Adviser's opinion, have strong earnings potential and reasonable market valuations relative to the market as a whole and common stocks of companies in the same respective industry classifications. The White Oak Portfolio invests primarily in established companies with large market capitalization (in excess of $1 billion). The Pin Oak Portfolio invests primarily in companies with small to medium market capitalization; such companies may be positioned in emerging growth industries. There is no assurance that either Portfolio will achieve its investment objective.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIOS? An investment in each Portfolio entails certain risks and considerations of which an investor should be aware. Each Portfolio invests in securities that fluctuate in value, and investors should expect each Portfolio's net asset value per share to fluctuate in value. The share value of the Pin Oak Portfolio may experience greater volatility than the share value of the White Oak Portfolio because it invests in less established, smaller capitalization companies.

For more information about each Portfolio, see "Investment Objectives and Policies," "Risk Factors" and "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? Oak Associates, Ltd. (the "Adviser") serves as the investment adviser of each Portfolio. In addition to advising the Portfolios, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates. See "Expense Summary" and "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Fund Resources (the "Administrator") serves as the administrator and shareholder servicing agent of the Portfolios. See "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Portfolios. See "The Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. (the "Distributor") acts as the distributor of the Portfolios' shares. See "The Distributor."

IS THERE A SALES LOAD? No, shares of each Portfolio are offered on a no-load basis.

IS THERE A MINIMUM INVESTMENT? Each Portfolio has a minimum initial investment of $2,000, and requires subsequent purchases to be at least $50. The Distributor may waive these minimums at its discretion.

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on a day when the New York Stock Exchange is open for business (a "Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order and payment by check or with readily available funds prior to 4:00 p.m., Eastern time. Redemption orders placed with the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The Portfolios also offer both a Systematic Investment Plan and a Systematic Withdrawal Plan. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

HOW ARE DISTRIBUTIONS PAID? Substantially all of the net investment income (exclusive of capital gains) of each Portfolio is distributed in the form of quarterly dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES

                                 WHITE OAK GROWTH STOCK PORTFOLIO
                               PIN OAK AGGRESSIVE STOCK PORTFOLIO
-----------------------------------------------------------------
Sales Load Imposed on Purchases......................     None
Sales Load Imposed on Reinvested Dividends...........     None
Deferred Sales Load..................................     None
Redemption Fees(1)...................................     None
Exchange Fees........................................     None
-----------------------------------------------------------------

(1) A wire redemption charge of $10.00 is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                                             WHITE OAK          PIN OAK AGGRESSIVE
                                                       GROWTH STOCK PORTFOLIO    STOCK PORTFOLIO
--------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(2).................            .59%                   .50%
12b-1 Fees...........................................           None                   None
Other Expenses.......................................            .41%                   .50%
--------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)......           1.00%                  1.00%
--------------------------------------------------------------------------------------------------

(2) The Adviser has voluntarily agreed to waive all or a portion of its fee for each Portfolio and to reimburse expenses of each Portfolio in order to limit total operating expenses of that Portfolio to an annual rate of not more than 1.00% of average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waivers and reimbursements at any time. Absent such waivers the annual advisory fees for the White Oak Growth Stock Portfolio and the Pin Oak Aggressive Stock Portfolio would be .74% and .74%, respectively, and annual total operating expenses (restated to reflect current expenses) would be 1.14% and 1.97%, respectively, of average daily net assets. See "The Adviser."

EXAMPLE
--------------------------------------------------------------------------------------------------------------

                                                              1 year       3 years      5 years     10 years
--------------------------------------------------------------------------------------------------------------
An investor in a Portfolio would pay the following
  expenses on a $1,000 investment assuming (1) 5% annual
  return and (2) redemption at the end of each time
  period.
    White Oak Growth Stock Portfolio                         $      10    $      32    $      55    $     122
    Pin Oak Aggressive Stock Portfolio                       $      10    $      32    $      55    $     122
--------------------------------------------------------------------------------------------------------------

THE EXAMPLE IS BASED UPON ESTIMATED TOTAL OPERATING EXPENSES OF A PORTFOLIO AFTER FEE WAIVERS AND EXPENSE REIMBURSEMENTS. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in a Portfolio. Additional information may be found under "The Adviser" and "The Administrator."

                              FINANCIAL HIGHLIGHTS

On             , 1998, the White Oak Growth Stock Portfolio acquired all of the assets and liabilities of the White Oak Growth Stock Fund of The Advisors' Inner Circle Fund (the "AIC White Oak Fund") and the Pin Oak Aggressive Portfolio acquired all of the assets and liabilities of the Pin Oak Aggressive Stock Fund of The Advisors' Inner Circle Fund (the "AIC Pin Oak Fund" and together with the AIC White Oak Fund, the "AIC Oak Funds"). The information prior to that date relates to the AIC Oak Funds. The financial statements of the AIC Oak Funds were audited by Arthur Andersen LLP as indicated in their report dated October 31, 1997 on the Advisors' Inner Circle Fund's financial statements as of October 31, 1997. This table should be read in conjunction with the Trust's financial statements and notes thereto when they become available. The AIC Oak Funds' financial statements and additional performance information are contained in The Advisors' Inner Circle Fund's Annual Report to Shareholders, which is available without charge by calling 1-800-932-7781. All references herein to the White Oak Growth Stock Portfolio and Pin Oak Aggressive Stock Portfolio shall be deemed to include the AIC White Oak Fund and AIC Pin Oak Fund respectively.

                                                               REALIZED
                                                                 AND
                                                              UNREALIZED                                NET                 NET
                                     NET ASSET                  GAINS      DISTRIBUTIONS   DIVIDENDS   ASSET               ASSETS
                                       VALUE        NET        (LOSSES)      FROM NET        FROM      VALUE               END OF
                                     BEGINNING   INVESTMENT       ON        INVESTMENT      CAPITAL    END OF   TOTAL      PERIOD
                                     OF PERIOD     INCOME     SECURITIES      INCOME         GAINS     PERIOD   RETURN     (000)
-------------------------------------------------------------------------------------------------------------  -------------------
WHITE OAK GROWTH STOCK PORTFOLIO

1997...............................   $21.88        0.03         7.49          (0.04)        (0.07)    $29.29  34.46%     $362,395
1996...............................    18.08        0.05         3.80          (0.05)           --     21.88   21.33%       26,109
1995...............................    11.92        0.04         6.15          (0.03)           --     18.08   52.07%       10,495
1994...............................    10.64        0.02         1.28          (0.02)           --     11.92   12.24%        5,942
1993...............................    10.33        0.05         0.32          (0.06)           --     10.64    3.59%        5,539
1992(1)............................    10.00        0.02         0.33          (0.02)           --     10.33   14.30%*       3,195

PIN OAK AGGRESSIVE STOCK PORTFOLIO

1997...............................   $19.45       (0.11)        2.49             --            --     $19.45  13.93%     $ 31,688
1996...............................    17.32       (0.09)       (0.15)            --            --     17.08   (1.39)%      23,738
1995...............................    11.60       (0.08)        5.80             --            --     17.32   49.31%       15,652
1994...............................    12.62       (0.06)       (0.96)            --            --     11.60   (8.08)%       9,624
1993...............................    10.28       (0.05)        2.39             --            --     12.62   22.76%        9,079
1992(1)............................    10.00          --         0.28             --            --     10.28   11.57%        4,127
-------------------------------------------------------------------------------------------------------------  -------------------

                                                              RATIO OF
                                                                NET       RATIO OF
                                     RATIO OF    RATIO OF      INCOME    NET INCOME
                                     EXPENSES   EXPENSES TO    (LOSS)    (LOSS) TO
                                        TO      AVERAGE NET      TO       AVERAGE
                                     AVERAGE      ASSETS      AVERAGE    NET ASSETS   PORTFOLIO   AVERAGE
                                       NET      (EXCLUDING      NET      (EXCLUDING   TURNOVER   COMMISSION
                                      ASSETS     WAIVERS)      ASSETS     WAIVERS)      RATE        RATE
-----------------------------------
WHITE OAK GROWTH STOCK PORTFOLIO
1997...............................   0.98%       0.06%        1.14%      (0.10)%       7.90%     $ 0.059
1996...............................   0.95%       1.50%        0.23%      (0.32)%       8.07%      0.0599
1995...............................   0.97%       2.06%        0.29%      (0.80)%      22.43%       N/A
1994...............................   0.97%       2.24%        0.19%      (1.08)%      37.42%       N/A
1993...............................   0.97%       2.71%        0.54%      (1.20)%      27.48%       N/A
1992(1)............................   1.00%*      4.78%*       0.74%*     (3.04)%*        --        N/A
PIN OAK AGGRESSIVE STOCK PORTFOLIO
1997...............................   0.99%      (0.75)%       1.97%      (1.73)%      17.30%     $  0.56
1996...............................   0.96%       1.47%       (0.62)%     (1.13)%      31.65%      0.0617
1995...............................   0.98%       1.65%       (0.70)%     (1.37)%      49.28%       N/A
1994...............................   0.96%       1.74%       (0.62)%     (1.40)%      48.88%       N/A
1993...............................   0.98%       2.07%       (0.48)%     (1.57)%      68.32%       N/A
1992(1)............................   1.00%*      4.06%*       0.03%*     (3.03)%*      4.00%       N/A
-----------------------------------

*  Annualized

(1) The AIC Pin Oak Fund and AIC White Oak Fund each commenced operations on August 3, 1992.

(2) Average commission rate paid per share for the security purchases and sales made during the period.

THE TRUST AND THE PORTFOLIOS

Oak Associates Funds (the "Trust") offers shares of two separately-managed mutual funds, each of which is a separate series ("portfolio") of the Trust. Each share of each mutual fund represents an undivided, proportionate interest in that mutual fund. This Prospectus offers shares of the Trust's White Oak Growth Stock Portfolio ("White Oak Portfolio") and Pin Oak Aggressive Stock Portfolio ("Pin Oak Portfolio") (the White Oak Portfolio and the Pin Oak Portfolio are sometimes referred to individually as a "Portfolio" and collectively as the "Portfolios"), each a diversified portfolio.

INVESTMENT OBJECTIVES AND POLICIES

WHITE OAK PORTFOLIO

The White Oak Portfolio seeks long-term capital growth. There can be no assurance that the Portfolio will be able to achieve this investment objective.

The White Oak Portfolio will normally be as fully invested as practicable in common stocks, but also may invest in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and American Depositary Receipts ("ADRs"). Under normal market conditions, the White Oak Portfolio will invest at least 65% of its total assets in common stocks. The Portfolio will purchase securities primarily of established companies with large market capitalizations (an equity market capitalization in excess of $1 billion). The Portfolio may also purchase securities of smaller established companies if its investment adviser, Oak Associates, Ltd. (the "Adviser"), believes that such securities offer comparable investment opportunities.

PIN OAK PORTFOLIO

The Pin Oak Portfolio seeks long-term growth of capital. There can be no assurance that the Portfolio will be able to achieve this investment objective.

The Pin Oak Portfolio will normally be as fully invested as practicable in common stocks, but may also invest in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and ADRs. Under normal market conditions, the Pin Oak Portfolio will invest at least 65% of its total assets in common stocks. The Portfolio will purchase securities primarily of companies with small to medium market capitalizations (an equity market capitalization between $100 million and $1 billion); these companies may be positioned in emerging growth industries. The Pin Oak Portfolio may purchase the securities of larger companies if the Adviser believes that they offer comparable investment opportunities or will stabilize the Portfolio's net asset value.

IN GENERAL

Each Portfolio will purchase securities that the Adviser believes have strong earnings potential and reasonable market valuations relative to the market as a whole and common stocks of companies in the same respective industry classifications. Each Portfolio will purchase only those securities that are traded in the United States on registered exchanges or the over-the-counter market.

Each Portfolio may invest in debt securities rated AAA by Standard & Poor's Corporation ("S&P"). Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest.

Under normal conditions, each Portfolio may hold up to 15% of its total assets in cash and investments in the money market instruments described below in order to maintain liquidity or if the Adviser determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase.

The Adviser will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees.

A Portfolio will not invest more than 15% of its net assets in illiquid securities.

For temporary defensive purposes during periods when the Adviser determines that conditions warrant, each Portfolio may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings & loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at least A-1 by S&P or Prime-1 by Moody's Investors Service, Inc.; repurchase agreements involving the foregoing securities; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments) and in cash.

For a description of certain permitted investments, see "Description of Permitted Investments and Risk Factors" and "Description of Permitted Investments" in the Statement of Additional Information. For a description of ratings, see the Appendix in the Statement of Additional Information.

RISK FACTORS

Investments in common stocks and other equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Portfolio invests will cause the net asset value of that Portfolio to fluctuate. An investment in either Portfolio may therefore be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Pin Oak Portfolio will invest primarily in securities of issuers with small to medium market capitalizations. Investing in smaller capitalization companies involves greater risk than is customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. As a result, the value of the shares of the Pin Oak Portfolio can be expected to fluctuate more than the value of shares of an investment company investing solely in larger, more established companies.

SECURITIES OF FOREIGN ISSUERS - Investments in the securities of foreign issuers may subject a Portfolio to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

INVESTMENT LIMITATIONS

The investment objective of each Portfolio and the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of that Portfolio. Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares.

No Portfolio may:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

Oak Associates, Ltd. (the "Adviser") is a professional investment management firm and registered investment adviser formed in December 1995 by James D. Oelschlager to continue the business of Oak Associates, a sole proprietorship
founded in 1985. As of             , 199 , the Adviser had discretionary
management authority with respect to approximately $    billion of assets under
management. The principal business address of the Adviser is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

The Adviser serves as the investment adviser for each Portfolio under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Portfolios and continuously reviews, supervises and administers the investment program of each Portfolio, subject to the supervision of, and policies established by, the Trustees of the Trust. In addition to advising the Portfolios, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74% of the average daily net assets of the White Oak Portfolio and .74% of the average daily net assets of the Pin Oak Portfolio, respectively. The Adviser has voluntarily agreed to waive all or a portion of its fee for each Portfolio and to reimburse expenses of each Portfolio in order to limit total operating expenses of that Portfolio to an annual rate of not more than 1.00% of average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waivers and reimbursements at any time. For the fiscal year ended October 31, 1997, the Adviser performed advisory services to each fund's predecessor portfolio and received an
advisory fee equal to .   % and .   %, respectively, of the AIC White Oak and
AIC Pin Oak Portfolios' average daily net assets.

James D. Oelschlager, President of the Adviser and its predecessor since 1985, has managed the portfolios of the White Oak Portfolio and the Pin Oak Portfolio (and their predecessor funds) since their inception, with both Donna Barton and Doug MacKay serving as assistant portfolio managers during this period. Ms. Barton has been a trader for the Adviser and its predecessor since 1985. Mr. MacKay has been a research analyst for the Adviser and its predecessor since 1990.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For these administrative services, the Administrator is entitled to a fee from each Portfolio, which fee is calculated daily and paid monthly, at an annual rate of .15% on the first $250 million of average daily net assets; .12% on the next $200 million; .10% on the next $200 million; and .08% on average daily net assets over $650 million. However, each Portfolio pays the Administrator a minimum annual fee of $50,000.

The Administrator also serves as the shareholder servicing agent for each Portfolio under a shareholder servicing agreement with the Trust.

THE TRANSFER AGENT

DST Systems, Inc., 210 W. 10th Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, serves as the Trust's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for distribution services for the shares of either Portfolio.

PORTFOLIO TRANSACTIONS

The Advisory Agreement authorizes the Adviser to select broker-dealers that will execute the purchase or sale of investment securities for each Portfolio and directs the Adviser to seek to obtain the best net results.

Each Portfolio may execute brokerage or other agency transactions through the Distributor for which the Distributor may receive usual and customary compensation.

Because shares of the Portfolios are not marketed through intermediary broker-dealers, it is not a Portfolio's practice to allocate brokerage or effect principal transactions with broker-dealers on the basis of sales of shares that may be made through such firms. However, the Adviser may place orders for a Portfolio with qualified broker-dealers who refer clients to that Portfolio.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange is open for business (a "Business Day"). Investors may purchase and redeem shares of either Portfolio directly through the Transfer Agent at: Oak Associates Funds, [P.O. Box 419009, Kansas City, Missouri 64141-6009] by mail or wire transfer. All shareholders may place wire transfer orders, and exchange and redemption orders, by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of each Portfolio may be made on any Business Day. Shares of the Portfolios are offered only to residents of states in which such shares are eligible for purchase. Certain broker-dealers assist their clients in the purchase or redemptions of shares from the Distributor and charge a fee for this service in addition to a Portfolio's public offering price.

The minimum initial investment in the Portfolio is $2,000, and subsequent purchases must be at least $50. The Distributor may waive these minimums at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Portfolios' Systematic Investment Plan must be at least $25.

PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft (payable to the name of the appropriate Portfolio) for $2,000 or more, together with a completed Account Application to the Transfer Agent at: Oak Associates Funds, [P.O. Box 419009, Kansas City, Missouri 64141-6009]. Third-party checks, credit cards, credit card checks and cash will not be accepted. Subsequent investments may also be mailed directly to the Transfer Agent.

PURCHASES BY WIRE TRANSFER

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of either Portfolio by requesting their bank to transmit funds by wire to: [United Missouri Bank, N.A.; ABA #10-10-00695; for Account Number 98-7052-396-5; Further Credit: either White Oak Growth Stock Portfolio or Pin Oak Aggressive Stock Portfolio]. The shareholder's name and account number must be specified in the wire.

INITIAL PURCHASES: Before making an initial investment by wire, an investor must first telephone 1-888-462-5386 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to the Transfer Agent at: Oak Associates Funds, [P.O. Box 419009, Kansas City, Missouri 64141-6009].

SUBSEQUENT PURCHASES: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment before 4:00 p.m., Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of a Portfolio is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. The Trust will not issue certificates representing shares of the Portfolios.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and the investor could be liable for any losses or fees incurred. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust or its shareholders to accept such order.

SYSTEMATIC INVESTMENT PLAN - A shareholder may also arrange for periodic additional investments in the Portfolios through automatic deductions by Automated Clearing House ("ACH") transfers from a checking or savings account by completing the appropriate section of the Account Application form. This Systematic Investment Plan is subject to account minimum initial purchase amounts and a minimum pre-authorized investment amount of $25 per month. An Account Application form may be obtained by calling 1-888-462-5386.

EXCHANGES

Shareholders of either Portfolio may exchange their shares for shares of the other Portfolio. Exchanges are made at net asset value. An exchange is considered a sale of shares and will result in a capital gain or loss for federal income tax purposes. The shareholder must have received a current prospectus for the new Portfolio before any exchange will be effected, and the exchange privilege may be exercised only in those states where shares of the new Portfolio may legally be sold. If the Transfer Agent receives exchange instructions in writing or by telephone (an "Exchange Request") in good order by 4:00 p.m., Eastern time on any Business Day, the exchange will be effected that day. The liability of the Trust or the Transfer Agent for fraudulent or unauthorized telephone instructions may be limited as described below. The Trust reserves the right to modify or terminate this exchange offer on 60 days' notice.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Portfolio next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that the investment being redeemed has been in the shareholder's account for a minimum of 15 days. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve wire transfer or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of a Portfolio by Federal Reserve wire on federal holidays restricting wire transfers. The Trust does not charge for ACH wire transfers; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

SYSTEMATIC WITHDRAWAL PLAN - Each Portfolio offers a Systematic Withdrawal Plan ("SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $25,000 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling 1-888-462-5386.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

ADDITIONAL REDEMPTION INFORMATION

Neither the Trust nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transactions if it does not employ those procedures. Such procedures may include taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

CALCULATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is determined by dividing the total market value of that Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day.

PERFORMANCE

From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of a Portfolio refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

A Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), or by financial and business publications and periodicals, of broad groups of comparable mutual funds and unmanaged indices. The performance of unmanaged indices may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolios may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolios may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE PORTFOLIOS:

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. Each Portfolio intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS:

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of each Portfolio will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares. Each Portfolio will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by a Portfolio (such as STRIPS) are sold with original issue discount and thus generally do not make periodic cash interest payments. For a further description of such securities, see "Description of Permitted Investments and Risk Factors" below. Each Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because each Portfolio distributes all of its net investment income to its shareholders, a Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from a Portfolio provided certain state-specific conditions are satisfied. The Portfolios will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular state.

Dividends declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

A sale, exchange or redemption of a Portfolio's shares is a taxable event to the shareholder.

Income derived by a Portfolio from securities of foreign issuers may be subject to foreign withholding taxes. A Portfolio will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

GENERAL INFORMATION

THE TRUST

The Portfolio, an open-end investment management company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated November 6, 1997. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional portfolios.

The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific portfolio are allocated across all of the portfolios on the basis of relative net assets.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Portfolio will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually for each Portfolio. The Trust also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to Oak Associates Funds, [P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-932-7781].
Purchases, redemptions and exchanges of shares should be made through the Transfer Agent by calling 1-800-808-4921.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income (exclusive of capital gain) of each Portfolio is distributed in the form of quarterly dividends. Shareholders of record on the next to last Business Day of each quarter will be entitled to receive the quarterly dividend distribution, which is generally paid within 10 Business Days after the end of the quarter. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire transfer or ACH wire transfers.

Dividends and other distributions of a Portfolio are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of certain of the permitted investments for each
Portfolio:

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

BANKERS' ACCEPTANCE - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT - Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES - Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of seven days.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which the Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

TIME DEPOSITS - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES - Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. GOVERNMENT DIRECT OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

                               TABLE OF CONTENTS

SUMMARY..................................................................................          2
EXPENSE SUMMARY..........................................................................          4
FINANCIAL HIGHLIGHTS.....................................................................          5
THE TRUST AND THE PORTFOLIOS.............................................................          6
INVESTMENT OBJECTIVES AND POLICIES.......................................................          6
RISK FACTORS.............................................................................          7
INVESTMENT LIMITATIONS...................................................................          8
THE ADVISER..............................................................................          9
THE ADMINISTRATOR........................................................................         10
THE TRANSFER AGENT.......................................................................         10
THE DISTRIBUTOR..........................................................................         10
PORTFOLIO TRANSACTIONS...................................................................         10
PURCHASE AND REDEMPTION OF SHARES........................................................         11
PERFORMANCE..............................................................................         14
TAXES....................................................................................         15
GENERAL INFORMATION......................................................................         16
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS....................................         18

Trust:
OAK ASSOCIATES PORTFOLIOS

Funds:
WHITE OAK GROWTH STOCK PORTFOLIO
PIN OAK AGGRESSIVE STOCK PORTFOLIO

Adviser:
OAK ASSOCIATES, Ltd.

Distributor:
SEI INVESTMENTS DISTRIBUTION CO.

Administrator:
SEI FUND RESOURCES

Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP

Independent Public Accountants:
ARTHUR ANDERSEN LLP

            , 1998

                                        TRUST:
                                 OAK ASSOCIATES FUNDS

                                        FUNDS:
                           WHITE OAK GROWTH STOCK PORTFOLIO
                          PIN OAK AGGRESSIVE STOCK PORTFOLIO

                                 INVESTMENT ADVISER:
                                 OAK ASSOCIATES LTD.

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and relates only to the White Oak Growth Stock Portfolio (the "White Oak Portfolio") and Pin Oak Aggressive Stock Portfolio (the "Pin Oak Portfolio")(each a "Portfolio" and collectively, the "Portfolios"). It is intended to provide additional information regarding the activities and operations of Oak Associates Funds (the "Trust") and the Portfolios and should be read in conjunction with the Portfolios' Prospectus dated ___________________, 1998. The Prospectus for the Portfolios may be obtained by calling 1-888-462-5386.

                                  TABLE OF CONTENTS

THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 2
DESCRIPTION OF PERMITTED INVESTMENTS . . . . . . . . . . . . . . . . . . S - 2
INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . S - 3
THE ADVISER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 5
THE ADMINISTRATOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 6
THE DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 7
TRUSTEES AND OFFICERS OF THE TRUST . . . . . . . . . . . . . . . . . . . S - 7
COMPUTATION OF YIELD AND TOTAL RETURN. . . . . . . . . . . . . . . . . .S - 11
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . .S - 12
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . .S - 13
TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S - 13
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . .S - 15
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . .S - 17
SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . . .S - 17
LIMITATION OF TRUSTEES' LIABILITY. . . . . . . . . . . . . . . . . . . .S - 17
5% SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .S - 18
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .S - 19
APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A - 1

________________, 1998
_____-___-__

THE TRUST

This Statement of Additional Information relates only to the White Oak Growth Stock Portfolio (the "White Oak Portfolio") and Pin Oak Aggressive Stock Portfolio (the "Pin Oak Portfolio") (each a "Portfolio"). Each Portfolio is a separate series of Oak Associates Funds (the "Trust"), an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated November 6, 1997. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. On ______________, 1998, the White Oak Portfolio and Pin Oak Portfolio acquired substantially all of the assets and liabilities of the White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund (the "AIC White Oak" and the "AIC Pin Oak", respectively, and collectively the "Predecessor Funds") of the Advisors' Inner Circle Fund.
See "Description of Shares." No investment in shares of a portfolio should be made without first reading that portfolio's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Portfolios.

DESCRIPTION OF PERMITTED INVESTMENTS

REPURCHASE AGREEMENTS are agreements by which a person (e.g., a Portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Portfolio for purposes of its investment limitations. The repurchase agreements entered into by a Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Portfolio, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

INVESTMENT COMPANY SHARES

Each Portfolio may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Portfolio expenses. Under applicable regulations, a Portfolio is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Portfolio owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Portfolio's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. See also "Investment Limitations."

It is the position of the staff of the Securities and Exchange Commission ("SEC") that certain non-governmental issuers of CMOs constitute investment companies pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

OPTIONS

It is an operating policy of the Portfolios not to write or purchase PUTS, CALLS, OPTIONS or combinations thereof.

WARRANTS

A Portfolio may invest in WARRANTS in accordance with the Prospectus.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Portfolio that cannot be changed without the consent of the holders of a majority of that Portfolio's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of a Portfolio's outstanding shares, whichever is less.

Each Portfolio may not:

    1.   Acquire more than 10% of the voting securities of any one issuer.

    2.   Invest in companies for the purpose of exercising control.

    3. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Portfolio may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio, and further provided that, to the extent that such borrowings exceed 5% of the Portfolio's total assets, all borrowings shall be repaid before the Portfolio makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Portfolio's total assets at the time the Portfolio makes such temporary borrowing. In addition, investment strategies that either obligate the Portfolio to purchase securities or require the Portfolio to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Portfolio from issuing multiple classes of shares in reliance on SEC rules or orders.

    4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and
         (iii) lend its securities.

    5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Portfolio may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

    6. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Portfolio may obtain short-term credits as necessary for the clearance of security transactions and sell securities short "against the box."

    7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Portfolio security.

    8. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder or pursuant to an exemption therefrom.

NON-FUNDAMENTAL POLICIES

The following investment limitation of each Portfolio is non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval:

    1. A Portfolio may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio's net assets.

THE ADVISER

The Trust and Oak Associates Ltd. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the fiscal years ended October 31, 1995, 1996 and 1997, the Predecessor Funds paid the Adviser the following advisory fees:


----------------------------------------------------------------------------------------------------
                        Fees Paid                   Fees Waived                 Fees Reimbursed
              --------------------------------------------------------------------------------------
               1995      1996      1997      1995      1996      1997      1995      1996      1997
----------------------------------------------------------------------------------------------------
AIC White        $0   $29,362  $929,875   $53,199   $88,667  $242,259   $25,326        $0        $0
Oak Fund
----------------------------------------------------------------------------------------------------
AIC Pin      $7,803   $44,515  $148,297   $77,724   $98,194   $72,975        $0        $0        $0
Oak Fund
----------------------------------------------------------------------------------------------------


The continuance of the Advisory Agreement as to any Portfolio must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolio and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Portfolio, by a majority of the outstanding shares of that Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

THE ADMINISTRATOR

The Trust and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

For the fiscal years ended October 31, 1995, 1996 and 1997, the Predecessor Funds paid the following administrative fees to the administrator:

--------------------------------------------------------------
                             Administrative Fees Paid
                       ---------------------------------------
                       1995           1996           1997
--------------------------------------------------------------
AIC White Oak Fund     $50,001        $50,030        $274,875
--------------------------------------------------------------
AIC Pin Oak Fund       $50,001        $50,030         $56,068
--------------------------------------------------------------

The Trust and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-,CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc.,

First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and TIP Funds.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for distribution of shares of any Portfolio.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trust pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc.,The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds, each of which is an open-end management investment company managed by SEI Fund Resources or its affiliates and, except for Profit Funds Investment Trust, Rembrandt Funds-Registered Trademark-, and Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, Pillar Funds, Rembrandt Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- 569 N. Post Oak Lane, Houston, TX 77024. Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor, Director and Secretary of SEI Investments. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

FRANK E. MORRIS (DOB 12/30/23) -- Trustee** -- 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- 208 Old Main, University Park, PA 16802. Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark- and Oak Associates Funds.

GENE PETERS (DOB 06/03/29) -- Trustee** -- 943 Oblong Road, Williamstown, MA 01267. Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz

Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark- and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

DAVID G. LEE (DOB 04/16/52) -- President and Chief Executive Officer -- Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW (DOB 10/18/53) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President, General Counsel and Assistant Secretary of SEI Investments, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI Investments, the Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

RICHARD W. GRANT (DOB 10/25/45) -- Secretary -- 2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor.

KATHRYN L. STANTON (DOB 11/19/58) -- Vice President and Assistant Secretary-- Deputy General Counsel of SEI Investments, Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

MARK E. NAGLE (DOB 10/20/59) -- Controller and Chief Financial Officer -- Vice President of Fund Accounting and Administration of SEI Fund Resources since November 1996. Vice President of Fund Accounting, BISYS Fund Services, September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments, 1981 to September 1995.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

BARBARA A. NUGENT (DOB 06/18/56) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and Distributor since 1996. Associate, Drinker Biddle & Reath (law firm) (1994-1996). Assistant Vice President/Administration,

Delaware Service Company, Inc. (1992-1993); Assistant Vice President - Operations of Delaware Service Company, Inc. (1988-1992).

MARC H. CAHN (DOB 06/19/57) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and Distributor since 1996. Associate General Counsel, Barclays Bank PLC (1995-1996). ERISA counsel, First Fidelity Bancorporation (1994-1995), Associate, Morgan, Lewis & Bockius LLP (1989-1994).

----------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Portfolio as that term is defined in the 1940 Act.

**Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Portfolio.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.

The following table exhibits anticipated Trustee compensation for the fiscal year ended October 31, 1998.


------------------------------------------------------------------------------------------------------------------------------------
                                            Aggregate Anticipated Compensation From Registrant    Pension or Retirement Benefits
Name of Person, Position                    for the Fiscal Year Ended October 31, 1998            Accrued as Part of Trust Expenses
------------------------------------------------------------------------------------------------------------------------------------
John T. Cooney, Trustee                                         $29,025                                          N/A
------------------------------------------------------------------------------------------------------------------------------------
Frank E. Morris, Trustee                                        $29,025                                          N/A
------------------------------------------------------------------------------------------------------------------------------------
Robert Patterson, Trustee                                       $29,025                                          N/A
------------------------------------------------------------------------------------------------------------------------------------
Eugene B. Peters, Trustee                                       $29,025                                          N/A
------------------------------------------------------------------------------------------------------------------------------------
James M. Storey, Esq., Trustee                                  $29,025                                          N/A
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran, Esq., Trustee                                    $0                                            N/A
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher, Chairman of the Board                            $0                                            N/A
------------------------------------------------------------------------------------------------------------------------------------


COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Portfolios. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Portfolio refers to the annualized income generated by an investment in that Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                      6
Yield = 2[((a-b)/cd+1) -1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 1997, the Predeccesor Funds' yields were 0% for the White Oak Fund and 0% for the Pin Oak Fund.

The total return of a Portfolio refers to the average annual compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which that Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T) TO THE POWER OF n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the fiscal year ended October 31, 1997 and for the period from August 3, 1992 (commencement of operations) through October 31, 1997, the total return for the Portfolios was 34.46% and 23.18% for the White Oak Fund, and 13.93% and 13.54% for the Pin Oak Fund, respectively.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange is open for business. Shares of each Portfolio are offered on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Portfolios are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. However, the service may also use a matrix system to determine valuations of certain securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain tax considerations generally affecting the Portfolios and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of each Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of each Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls or which are engaged in the same, similar or related trades or business.

Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss. If shares of a Portfolio on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

In certain cases, a Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Portfolio that such shareholder is not subject to backup withholding.

If any Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

STATE TAXES

No Portfolio is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for each Portfolio. Each Portfolio will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Portfolio will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Portfolio best price and execution or other services which are of benefit to the Portfolio.

The Adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Portfolio or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively with respect to the Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Portfolio.

It is expected that a Portfolio may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Portfolio on an exchange if a written contract is in effect between the Distributor and the Portfolio expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Portfolio, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically. The following table provides information related to brokerage commissions paid by the Predecessor Funds for the fiscal year ended October 31, 1997.



------------------------------------------------------------------------------------------------
                                         Total $ Amount                        Total $ Amount of
                                          of Brokered                              Brokered
                                          Transactions       Brokerage        Transactions With
                           Brokerage        for Last      Commissions Paid    Affiliate for Last
                       Commissions Paid       Year         to Affiliates             Year
------------------------------------------------------------------------------------------------
AIC White Oak Fund         $135,382       $390,165,149          --                    --
------------------------------------------------------------------------------------------------
AIC Pin Oak Fund            $4,806         $50,517,300          --                    --
------------------------------------------------------------------------------------------------


Because neither Portfolio markets its shares through intermediary brokers or dealers, it is not either Portfolio's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Portfolio's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

The Portfolios are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Portfolios have acquired during their most recent fiscal year. As of October 31, 1997, the AIC White Oak Fund held $14,836,000 of equity securities of Morgan Stanley Group.

For the fiscal years ended October 31, 1996 and 1997, the portfolio turnover rate for each of the Predecessor Funds was as follows:

---------------------------------------------------------------------
                                                 TURNOVER RATE
                                           --------------------------
                                              1997            1996
---------------------------------------------------------------------
AIC White Oak Fund                            7.90%           8.07%
---------------------------------------------------------------------
AIC Pin Oak Fund                             17.30%          31.65%
---------------------------------------------------------------------

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Portfolio for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


FINANCIAL STATEMENTS

The Advisors' Inner Circle Fund's financial statements with respect to the AIC White Oak Fund and AIC Pin Oak Fund for the fiscal year ended October 31, 1997, including notes thereto and the report of Arthur Andersen LLP thereon, follow. Arthur Andersen LLP serves as the Trust's independent public accountants.

APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), respectively.

Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Debt rated AA also qualities as high-quality debt. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by S&P and Moody's, respectively.

Commercial paper rated A-1 by S&P is regarded by S&P as having the greatest capacity for timely payment. Ratings are further refined by the use of a plus sign to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong safety characteristics." Those rated A-1 reflect a "strong" degree of safety regarding timely payment.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
October 31, 1997

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of
Pin Oak Aggressive Stock Fund and
White Oak Growth Stock Fund of
The Advisors' Inner Circle Fund:

We have audited the accompanying statements of net assets of Pin Oak Aggressive Stock Fund and White Oak Growth Stock Fund (the "Funds"), two of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pin Oak Aggressive Stock Fund and White Oak Growth Stock Fund of The Advisors' Inner Circle Fund as of October 31, 1997, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, PA
December 3, 1997

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1997



                                             Market
PIN OAK AGGRESSIVE                           Value
STOCK FUND                      Shares       (000)
----------------------------------------------------
COMMON STOCK (97.7%)
COMPUTER COMMUNICATIONS EQUIPMENT (21.7%)
  3Com*                         60,375      $  2,502
  Cisco Systems*                42,400         3,478
  Xylan*                        55,300           885
                                            --------
                                               6,865
                                            --------
COMPUTER-AIDED DESIGN SOFTWARE (12.1%)
  Parametric Technology*        32,000         1,412
  Synopsys*                     62,029         2,411
                                            --------
                                               3,823
                                            --------
COMPUTERS & SERVICES (4.5%)
  International Network
    Services*                   65,700         1,445
                                            --------
COMPUTERS - HARDWARE (12.0%)
  Compaq Computer*              34,250         2,183
  Sun Microsystems*             47,300         1,620
                                            --------
                                               3,803
                                            --------
INSURANCE (3.2%)
  Mutual Risk Management
    Limited                     39,732         1,031
                                            --------
MANAGED HEALTH CARE SERVICES (7.1%)
  Express Scripts*              40,000         2,255
                                            --------
SEMI-CONDUCTORS/ELECTRONICS (20.0%)
  Atmel*                        53,400         1,382
  Linear Technology             30,500         1,918
  Maxim Integrated Products*    29,700         1,968
  Xilinx*                       30,900         1,054
                                            --------
                                               6,322
                                            --------
SEMI-CONDUCTORS CAPITAL
  EQUIPMENT MANUFACTURING (6.4%)
  Applied Materials*            61,000         2,036
                                            --------
TELECOMMUNICATIONS EQUIPMENT (10.7%)
  Ascend Communications*        48,900         1,320
  Aspect Telecommunications*    75,300         1,807
  West Teleservices*            18,000           257
                                            --------
                                               3,384
                                            --------


                                             Market
PIN OAK AGGRESSIVE                           Value
STOCK FUND                      Shares       (000)
----------------------------------------------------

TOTAL COMMON STOCK
  (Cost $20,824)                            $ 30,964
                                            --------
REPURCHASE AGREEMENT (2.4%)
  Lehman Brothers 5.27%, dated
    10/30/97, matures
    11/03/97, repurchase price
    $757,217 (collateralized
    by U.S. Treasury Bond, par
    value $623,983, 8.00%,
    11/15/21: market value:
    $781,411)                      757           757
                                            --------
TOTAL REPURCHASE AGREEMENT
  (Cost $757)                      757           757
                                            --------
TOTAL INVESTMENTS (100.1%)
  (Cost $21,581)                              31,721
                                            --------
OTHER ASSETS AND LIABILITIES, NET
  (-0.1%)                                        (40)
                                            --------
NET ASSETS:
  Portfolio Shares (unlimited
    authorization -- no par value)
    based on 1,628,336 outstanding
    shares of beneficial interest             22,919
  Accumulated net realized loss on
    investments                               (1,378)
  Net unrealized appreciation on
    investments                               10,140
                                            --------
TOTAL NET ASSETS (100.0%)                   $ 31,681
                                            --------
                                            --------
  Net Asset Value, Offering &
    Redemption Price Per Share              $  19.46
                                            --------
                                            --------


* NON-INCOME PRODUCING SECURITY


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1997

                                            Market
WHITE OAK GROWTH                             Value
STOCK FUND                     Shares        (000)
----------------------------------------------------

COMMON STOCK (94.4%)
BANKS (14.2%)
  Banker's Trust New York      66,500      $   7,847
  Citicorp                     134,650        16,839
  MBNA                         339,750         8,940
  Nationsbank                  297,200        17,795
                                           ---------
                                              51,421
                                           ---------
COMPUTER COMMUNICATIONS EQUIPMENT (12.3%)
  3Com*                        387,900        16,074
  Bay Networks*                91,000          2,878
  Cisco Systems*               313,300        25,700
                                           ---------
                                              44,652
                                           ---------
COMPUTER-AIDED DESIGN SOFTWARE (4.5%)
  Parametric Technology*       371,100        16,375
                                           ---------
COMPUTER HARDWARE (11.7%)
  Compaq Computer              256,500        16,352
  Hewlett Packard              171,800        10,598
  Sun Microsystems*            450,200        15,419
                                           ---------
                                              42,369
                                           ---------
FINANCIAL SERVICES (1.9%)
  First Data                   235,100         6,833
                                           ---------
INSURANCE (4.8%)
  American International
    Group                      170,863        17,439
                                           ---------
MEDICAL INSTRUMENTS (4.7%)
  Medtronic                    389,600        16,948
                                           ---------
PHARMACEUTICALS (10.1%)
  Merck                        183,100        16,341
  Pfizer                       284,900        20,157
                                           ---------
                                              36,498
                                           ---------
PREPACKAGED SOFTWARE (5.9%)
  Microsoft*                   18,600          2,418
  Oracle*                      527,750        18,884
                                           ---------
                                              21,302
                                           ---------
SECURITIES BROKER (4.1%)
  Morgan Stanley, Dean
    Witter, Discover           302,775        14,836
                                           ---------
SEMI-CONDUCTOR CAPITAL
  EQUIPMENT MANUFACTURING (4.8%)
  Applied Materials*           527,200        17,595
                                           ---------


                                            Market
WHITE OAK GROWTH                             Value
STOCK FUND                     Shares        (000)
----------------------------------------------------
SEMI-CONDUCTORS/ELECTRONICS (8.2%)

  Intel                        217,200     $  16,724
  Linear Technology            206,300        12,971
                                           ---------
                                              29,695
TELECOMMUNICATIONS EQUIPMENT (7.2%)
  Ascend Communications*       560,133        15,133
  Tellabs*                     200,000        10,800
                                           ---------
                                              25,933
                                           ---------
TOTAL COMMON STOCK
  (Cost $319,165)                            341,896
                                           ---------
REPURCHASE AGREEMENT (6.3%)
  Lehman Brothers
    5.65%, dated 10/31/97,
    matures 11/03/97,
    repurchase price
    $22,994,003
    (collateralized by U.S.
    Treasury Note, par value
    $23,275,000, 5.75%,
    09/30/99: market value:
    $23,443,534)               22,983         22,983
                                           ---------
TOTAL REPURCHASE AGREEMENT
  (Cost $22,983)               22,983         22,983
                                           ---------
TOTAL INVESTMENTS (100.7%)
  (Cost $342,148)                            364,879
                                           ---------
OTHER ASSETS AND LIABILITIES, NET
  (-0.7%)                                     (2,475)
                                           ---------
NET ASSETS:
  Portfolio Shares (unlimited
    authorization -- no par value)
    based on 12,371,448 outstanding
    shares of beneficial interest            338,827
  Accumulated net realized gain on
    investments                                  846
  Net unrealized appreciation on
    investments                               22,731
TOTAL NET ASSETS (100.0%)                  $ 362,404
                                           ---------
  Net Asset Value, Offering &
    Redemption Price Per Share             $   29.29
                                           ---------
                                           ---------


* NON-INCOME PRODUCING SECURITY

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND

                                                                  PIN OAK         WHITE OAK
                                                              AGGRESSIVE STOCK   GROWTH STOCK
                                                                    FUND             FUND
                                                              ----------------   ------------
                                                                  11/01/96         11/01/96
                                                                TO 10/31/97      TO 10/31/97
                                                                   (000)            (000)
---------------------------------------------------------------------------------------------
Investment Income:
  Dividends.................................................       $   14          $ 1,050
  Interest..................................................           58              612
---------------------------------------------------------------------------------------------
    Total Investment Income.................................           72            1,662
---------------------------------------------------------------------------------------------
Expenses:
  Investment Advisory Fees..................................          221            1,172
  Investment Advisory Fee Waiver............................          (73)            (242)
  Administrator Fees........................................           56              275
  Custodian Fees............................................            4                4
  Transfer Agent Fees.......................................           37              160
  Professional Fees.........................................           12               26
  Trustee Fees..............................................            5               12
  Registration Fees.........................................           23              144
  Printing..................................................            8               19
  Insurance and Other Fees..................................            3                4
---------------------------------------------------------------------------------------------
    Total Expenses..........................................          296            1,574
---------------------------------------------------------------------------------------------
      Net Investment Income (Loss)..........................         (224)              88
---------------------------------------------------------------------------------------------
  Net Realized Gain (Loss) on Securities Sold...............          (74)             898
  Net Unrealized Appreciation of Investment Securities......        3,097           15,492
---------------------------------------------------------------------------------------------
    Net Realized and Unrealized Gain on Investments.........        3,023           16,390
---------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Operations......       $2,799          $16,478
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS               THE ADVISORS' INNER CIRCLE FUND

                                                                     PIN OAK                    WHITE OAK
                                                                AGGRESSIVE STOCK              GROWTH STOCK
                                                                      FUND                        FUND
                                                            -------------------------   -------------------------
                                                             11/01/96      11/01/95      11/01/96      11/01/95
                                                            TO 10/31/97   TO 10/31/96   TO 10/31/97   TO 10/31/96
                                                               (000)         (000)         (000)         (000)
-----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income (Loss)............................    $  (224)     $   (120)     $     88       $    37
  Net Realized Gain (Loss) on Securities Sold.............        (74)         (492)          898           272
  Net Unrealized Appreciation of Investment Securities....      3,097           546        15,492         3,054
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting From
      Operations..........................................      2,799           (66)       16,478         3,363
-----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income...................................         --            --           (87)          (41)
  Realized Capital Gains..................................         --            --          (158)           --
-----------------------------------------------------------------------------------------------------------------
    Total Distributions...................................         --            --          (245)          (41)
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares Issued...........................................     19,483        11,945       374,803        13,907
  Shares Issued in Lieu of Cash Distributions.............         --            --           238            40
  Shares Redeemed.........................................    (14,339)       (3,793)      (54,978)       (1,655)
-----------------------------------------------------------------------------------------------------------------
    Increase in Net Assets From Capital Share
      Transactions........................................      5,144         8,152       320,063        12,292
-----------------------------------------------------------------------------------------------------------------
         Total Increase in Net Assets.....................      7,943         8,086       336,295        15,614
-----------------------------------------------------------------------------------------------------------------
Net Assets:
    Beginning of Period...................................     23,738        15,652        26,109        10,495
-----------------------------------------------------------------------------------------------------------------
    End of Period.........................................    $31,681      $ 23,738      $362,404       $26,109
-----------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
  Issued..................................................      1,002           707        13,049           697
  Issued in Lieu of Cash Distributions....................         --            --            10             2
  Redeemed................................................       (763)         (220)       (1,881)          (86)
-----------------------------------------------------------------------------------------------------------------
  Net Increase in Share Transactions......................        239           487        11,178           613
-----------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

For a Share Outstanding Throughout each Period

           Net                   Realized and                                    Net
          Asset        Net        Unrealized    Distributions   Distributions   Asset              Net Assets    Ratio of
          Value     Investment     Gains or       from Net          from        Value                End of     Expenses to
        Beginning     Income     (Losses) on     Investment        Capital      End of   Total       Period       Average
        of Period     (Loss)      Securities       Income           Gains       Period   Return      (000)      Net Assets
        ---------   ----------   ------------   -------------   -------------   ------   ------    ----------   -----------
PIN OAK AGGRESSIVE STOCK FUND

1997     $17.08       (0.05)         2.43             --              --        $19.46   13.93 %    $ 31,681      0.99%
1996     $17.32       (0.09)        (0.15)            --              --        $17.08   (1.39)%    $ 23,738      0.96%
1995     $11.60       (0.08)         5.80             --              --        $17.32   49.31 %    $ 15,652      0.98%
1994     $12.62       (0.06)        (0.96)            --              --        $11.60   (8.08)%    $  9,624      0.96%
1993     $10.28       (0.05)         2.39             --              --        $12.62   22.76 %    $  9,079      0.98%
1992(1)  $10.00          --          0.28             --              --        $10.28   11.57 %    $  4,127      1.00%*

WHITE OAK GROWTH STOCK FUND

1997     $21.88        0.03          7.49           (0.04)          (0.07)      $29.29   34.46 %    $362,404      0.98%
1996     $18.08        0.05          3.80           (0.05)            --        $21.88   21.33 %    $ 26,109      0.95%
1995     $11.92        0.04          6.15           (0.03)            --        $18.08   52.07 %    $ 10,495      0.97%
1994     $10.64        0.02          1.28           (0.02)            --        $11.92   12.24 %    $  5,942      0.97%
1993     $10.33        0.05          0.32           (0.06)            --        $10.64    3.59 %    $  5,539      0.97%
1992(1)  $10.00        0.02          0.33           (0.02)            --        $10.33   14.30 %    $  3,195      1.00%*

         Ratio of
           Net         Ratio of        Ratio of Net
          Income      Expenses to      Income (Loss)
          (Loss)      Average Net     to Average Net
            to          Assets            Assets
         Average      (Excluding        (Excluding      Portfolio    Average
           Net        Waivers and       Waivers and     Turnover    Commission
          Assets    Reimbursements)   Reimbursements)     Rate       Rate (2)
         --------   ---------------   ---------------   ---------   ----------
PIN OAK AGGRESSIVE STOCK FUND

1997      (0.75)%       1.23%              (0.99)%        17.30%     $0.0560
1996      (0.62)%       1.47%              (1.13)%        31.65%     $0.0617
1995      (0.70)%       1.65%              (1.37)%        49.28%        --
1994      (0.62)%       1.74%              (1.40)%        48.88%        --
1993      (0.48)%       2.07%              (1.57)%        68.32%        --
1992(1)    0.03 %*      4.06%*             (3.03)%*        4.00%        --

WHITE OAK GROWTH STOCK FUND

1997     0.06 %         1.14%              (0.10)%         7.90%     $0.0598
1996     0.23 %         1.50%              (0.32)%         8.07%     $0.0599
1995     0.29 %         2.06%              (0.80)%        22.43%        --
1994     0.19 %         2.24%              (1.08)%        37.42%        --
1993     0.54 %         2.71%              (1.20)%        27.48%        --
1992(1)  0.74 %*        4.78%*             (3.04)%*         --          --

*   Annualized
(1) The Pin Oak Aggressive Stock Fund and the White Oak Growth Stock Fund commenced operations on August 3, 1992.
(2) Average commission rate paid per share for the security purchases and sales made during the period.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
October 31, 1997

1. ORGANIZATION:

The Advisors' Inner Circle Fund (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with nine portfolios. The financial statements included herein are those of the Pin Oak Aggressive Stock Fund and the White Oak Growth Stock Fund (the "Funds"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

     EXPENSES -- Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders on a quarterly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies," the Pin Oak Aggressive Stock Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)        THE ADVISORS' INNER CIRCLE FUND
October 31, 1997


     reclassed $225,000 from Net Investment Income to Paid In Capital in the Statement of Net Assets. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to net operating losses and differences in the computation of distributable income under federal income tax rules versus generally accepted accounting principles.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator were parties to an Administration Agreement dated November 14, 1991, as amended and restated on May 17, 1994, under which the Administrator provided management and administrative services for an annual fee of .20% of the average daily net assets of each of the Funds. There was a minimum annual fee of $50,000 per Fund.

Effective August 12, 1997, the Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.15% of the average daily net assets of each of the Funds up to $250 million, 0.12% on the next $200 million, 0.10% on the next $200 million, and 0.08% of such assets in excess of $650 million. There is a minimum annual fee of $50,000 per fund.

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend distributing agent for the Funds under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated November 14, 1991, as amended and restated on August 8, 1994. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and Oak Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement dated July 20, 1992 under which the Adviser receives an annual fee equal to .74% of the average daily net assets of each Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse the Funds' expenses) in order to limit operating expenses to not more than 1.00% of the average daily net assets of each of the Funds. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)        THE ADVISORS' INNER CIRCLE FUND
October 31, 1997

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid on the basis of the net assets of the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1997 are as follows:



                           PIN OAK     WHITE OAK
                          AGGRESSIVE     GROWTH
                          STOCK FUND   STOCK FUND
                            (000)        (000)
                          ----------   ----------

Purchases
  Government............    $   --      $     --
  Other.................     9,478       312,761

Sales
  Government............    $   --      $     --
  Other.................     4,946        11,782


At October 31, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 1997, are as follows:



                           PIN OAK     WHITE OAK
                          AGGRESSIVE     GROWTH
                          STOCK FUND   STOCK FUND
                            (000)        (000)
                          ----------   ----------

Aggregate gross
  unrealized
  appreciation..........   $13,696      $45,617
Aggregate gross
  unrealized
  depreciation..........    (3,556)     (22,886)
                           -------      -------
Net unrealized
  appreciation..........   $10,140      $22,731
                           -------      -------
                           -------      -------


7. CAPITAL LOSS CARRYFORWARDS:

The capital loss carryforwards at October 31, 1997 for federal income tax purposes are as follows:

Pin Oak Aggressive
  Stock Fund                 $  17,985 expiring in 2000
                               288,322 expiring in 2001
                               153,978 expiring in 2002
                               351,788 expiring in 2003
                               492,382 expiring in 2004
                                73,224 expiring in 2005
                            ----------
                            $1,377,659
                            ----------

The capital loss carryforwards will be used to offset future net realized gains, if any, and such gains so offset will not be distributed.

8. SUBSEQUENT EVENTS:

At the Trust's November 10, 1997 board meeting, the Board approved a reorganization of the Funds, out of the Advisor's Inner Circle Fund into the Oak Associates Funds. This transaction is expected to occur in the first quarter of 1998.

                              PART C:  OTHER INFORMATION

Item 24. Financial Statements and Exhibits:

(a)      Part A:  Financial Statements
         Part B: The following audited financial statements for The Advisors' Inner Circle Fund with respect to the White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund as of October 31, 1997 and the report of independent public accountants, Arthur Andersen LLP dated December 3, 1997 are included in the Statement of Additional Information.
            Statement of Net Assets
            Statement of Operations
            Statement of Changes in Net Assets
            Financial Highlights
            Notes to Financial Statements

(b)      Additional Exhibits

(1)      Registrant's Agreement and Declaration of Trust is filed herewith.
(2)      Registrant's By-Laws are filed herewith.
(3)      Not Applicable.
(4)      Not Applicable.
(5) Form of Investment Advisory Agreement between Registrant and Oak Associates, Ltd. with respect to White Oak Growth Stock Portfolio and Pin Oak Aggressive Stock Portfolio is filed herewith.
(6) Form of Distribution Agreement between Registrant and SEI Investments Distribution Company is filed herewith.
(7)      Not Applicable.
(8) Form of Custodian Agreement between Registrant and CoreStates Bank N.A. is filed herewith.
(9) (a) Form of Administration Agreement between Registrant and SEI Financial Fund Resources, including schedules relating to the White Oak Growth Stock Portfolio and Pin Oak Aggressive Stock Portfolio is filed herewith.
         (b) Form of Agency Agreement between Registrant and DST Systems, Inc. is filed herewith.
(10)     Opinion and Consent of Counsel is filed herewith.
(11) Consent of Independent Public Accountants (Arthur Andersen LLP) is filed herewith.
(12)     Not Applicable.
(13)     Not Applicable.
(14)     Not Applicable.
(15)     Form of Distribution Plan is filed herewith.
(16)     Performance Quotation Computation is filed herewith.
(17)     Not Applicable.
(18)     Not Applicable.

(24) Powers of Attorney for David G. Lee, Mark E. Nagle, John T. Cooney, William M. Doran, Frank E. Morris, Robert A. Nesher, Eugene B. Peters, Robert A. Patterson and James M. Storey are filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant

   See the Prospectuses and the Statement of Additional Information regarding the control relationships of Oak Associates Funds (the "Trust"). SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in SEI Fund Resources ("the Administrator"). SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

Item 26. Number of Holders of Securities as of December 12, 1997:

                                                          Number of
        Title of Class                                    Record Holders
        --------------                                    --------------

        Units of beneficial interest, without par value-

        White Oak Growth Stock Portfolio                        0
        Pin Oak Aggressive Stock Portfolio                      0

Item 27.  Indemnification:

    Article VIII of the Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of Investment Advisor:

    Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the Advisor is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

OAK ASSOCIATES, LTD.
Oak Associates, Ltd. is the investment adviser for the White Oak Growth Stock Portfolio and the Pin Oak Aggressive Stock Portfolio. The principal address of Oak Associates, Ltd. is 3875 Embassy Parkway, Suite 250, Akron, OH 44333.

The list required by this Item 28 of general partners of Oak Associates, Ltd., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such general partners during the past two years is incorporated by reference to Schedules B and D of Form ADV filed by Oak Associates under the Advisers Act of 1940 (SEC File No. 801-23632).

Item 29.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment advisor.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:


SEI Daily Income Trust                                July 15, 1982
SEI Liquid Asset Trust                                November 29, 1982
SEI Tax Exempt Trust                                  December 3, 1982
SEI Index Funds                                       July 10, 1985
SEI Institutional Managed Trust                       January 22, 1987
SEI International Trust                               August 30, 1988
The Advisors' Inner Circle Fund                       November 14, 1991
The Pillar Funds                                      February 28, 1992
CUFUND                                                May 1, 1992
STI Classic Funds                                     May 29, 1992
CoreFunds, Inc.                                       October 30, 1992
First American Funds, Inc.                            November 1, 1992
First American Investment Funds, Inc.                 November 1, 1992
The Arbor Fund                                        January 28, 1993
Boston 1784 Funds-Registered Trademark-               June 1, 1993
The PBHG Funds, Inc.                                  July 16,1993
Marquis Funds-Registered Trademark-                   August 17, 1993

Morgan Grenfell Investment Trust                      January 3, 1994
The Achievement Funds Trust                           December 27, 1994
Bishop Street Funds                                   January 27, 1995
CrestFunds, Inc.                                      March 1, 1995
STI Classic Variable Trust                            August 18, 1995
ARK Funds                                             November 1, 1995
Monitor Funds                                         January 11, 1996
FMB Funds, Inc.                                       March 1, 1996
SEI Asset Allocation Trust                            April 1, 1996
TIP Funds                                             April 28, 1996
SEI Institutional Investments Trust                   June 14, 1996
First American Strategy Funds, Inc.                   October 1, 1996
HighMark Funds                                        February 15, 1997
Armada Funds                                          March 8, 1997
PBHG Insurance Series Fund, Inc.                      April 1, 1997
Expedition Funds                                      June 9, 1997

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the principal business address of each director or officer is Oaks, PA 19456.


                        Position and Office                                     Positions and Offices
Name                    with Underwriter                                           with Registrant
----                    ----------------                                           ---------------
Alfred P. West, Jr.     Director, Chairman & Chief Executive Officer                      --
Henry H. Greer          Director, President & Chief Operating Officer                     --
Carmen V. Romeo         Director, Executive Vice President & President                    --
                        - Investment Advisory Group
Gilbert L. Beebower     Executive Vice President                                          --
Richard B. Lieb         Executive Vice President, President                               --
                        -Investment Services Division
Dennis J. McGonigle     Executive Vice President                                          --
Leo J. Dolan, Jr.       Senior Vice President                                             --
Carl A. Guarino         Senior Vice President                                             --
Larry Hutchison         Senior Vice President                                             --
David G. Lee            Senior Vice President                              President & Chief Executive Officer
Jack May                Senior Vice President                                             --


A. Keith McDowell       Senior Vice President                                             --
Hartland J. McKeown     Senior Vice President                                             --
Barbara J. Moore        Senior Vice President                                             --
Kevin P. Robins         Senior Vice President,
                        General Counsel &                                          Vice President,
                           Secretary                                             Assistant Secretary
Robert Wagner           Senior Vice President                                             --
Patrick K. Walsh        Senior Vice President                                             --
Robert Aller            Vice President                                                    --
Marc H. Cahn            Vice President & Assistant Secretary                       Vice President,
                                                                                 Assistant Secretary
Gordon W. Carpenter     Vice President                                                    --
Todd Cipperman          Vice President & Assistant Secretary                       Vice President,
                                                                                 Assistant Secretary
Robert Crudup           Vice President & Managing Director                                --
Barbara Doyne           Vice President                                                    --
Jeff Drennen            Vice President                                                    --
Vic Galef               Vice President & Managing Director                                --
Kathy Heilig            Vice President & Treasurer                                        --
Michael Kantor          Vice President                                                    --
Samuel King             Vice President                                                    --
Kim Kirk                Vice President & Managing Director                                --
John Krzeminski         Vice President & Managing Director                                --
Carolyn McLaurin        Vice President & Managing Director                                --
W. Kelso Morrill        Vice President                                                    --
Joanne Nelson           Vice President                                                    --
Barbara A. Nugent       Vice President & Assistant Secretary                       Vice President,
                                                                                 Assistant Secretary
Sandra K. Orlow         Vice President & Assistant Secretary                       Vice President,
                                                                                 Assistant Secretary
Cynthia W. Parrish      Vice President & Assistant Secretary                              --
Donald Pepin            Vice President & Managing Director                                --
Kim Rainey              Vice President                                                    --
Mark Samuels            Vice President & Managing Director                                --
Steve Smith             Vice President                                                    --
Daniel Spaventa         Vice President                                                    --
Kathryn L. Stanton      Vice President & Assistant Secretary                       Vice President,
                                                                                 Assistant Secretary
Wayne M. Withrow        Vice President & Managing Director                                --
James Dougherty         Director of Brokerage Services                                    --




Item 30.  Location of Accounts and Records:

    Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

    (a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
    (8); (12); and 31a-I (d), the required books and records are maintained at the offices of Registrant's Custodian:

         CoreStates Bank, N.A.
         Broad & Chestnut Streets
         P.O. Box 7618
         Philadelphia, PA 19101

    (b)/(c)  With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D);
    (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

         SEI Fund Resources
         Oaks, PA 19456

    (c)  With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f),
    the required books and records are maintained at the offices of the Registrant's Advisors:

         Oak Associates, Ltd.
         3875 Embassy Parkway
         Suite 250
         Akron, OH 44333-8334


Item 31.  Management Services: None.

Item 32.  Undertakings:

    Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Trustees of their desire to communicate with shareholders of the Trust, the Trustees will inform such shareholders as to the approximate number of shareholders of record and the approximate costs of mailing or afford said shareholders access to a list of shareholders.

    Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to assist in communications with other shareholders as required by the provisions of Section 16(c) of the Investment Company Act of 1940.

    Registrant hereby undertakes to furnish each prospective person to whom a prospectus for any series of the Registrant is delivered with a copy of the Registrant's latest annual report to shareholders for such series, when such annual report is issued containing information called for by Item 5A of Form N-1A, upon request and without charge.

    Registrant hereby undertakes to file a post-effective amendment, including financial statements which need not be audited, within 4-6 months from the investment portfolio's commencement of operations.

                                        NOTICE

    A copy of the Agreement and Declaration of Trust for Oak Associates Funds is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 12th day of December, 1997.

                                                     OAK ASSOCIATES FUNDS

                                                     By: /s/ David G. Lee
                                                         ---------------------
                                                     David G. Lee, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

              *                   Trustee                  December 12, 1997
----------------------
John T. Cooney

              *                   Trustee                  December 12, 1997
----------------------
William M. Doran

              *                   Trustee                  December 12, 1997
----------------------
Frank E. Morris

              *                   Trustee                  December 12, 1997
----------------------
Robert A. Nesher

              *                   Trustee                  December 12, 1997
----------------------
Robert A. Patterson

              *                   Trustee                  December 12, 1997
----------------------
Eugene Peters

              *                   Trustee                  December 12, 1997
----------------------
James M. Storey

  /s/ David G. Lee                President &              December 12, 1997
----------------------            Chief Executive Officer
David G. Lee

  /s/ Mark E. Nagle               Controller &             December 12, 1997
----------------------            Chief Financial Officer
Mark E. Nagle

*By: /s/ David G. Lee
    -------------------------
     David G. Lee
     Attorney-in-Fact

                                    EXHIBIT INDEX

EXHIBIT NO. AND DESCRIPTION
---------------------------

EX-99.B1     Registrant's Agreement and Declaration of Trust is filed herewith.
EX-99.B2     Registrant's By-Laws are filed herewith.
EX-99.B3     Not Applicable.
EX-99.B4     Not Applicable.
EX-99.B5     Form of Investment Advisory Agreement between Registrant and Oak
             Associates, Ltd. with respect to White Oak Growth Stock Portfolio and Pin Oak Aggressive Stock Portfolio is filed herewith.
EX-99.B6     Form of Distribution Agreement between Registrant and SEI
             Investments Distribution Company is filed herewith.
EX-99.B7     Not Applicable.
EX-99.B8     Form of Custodian Agreement between Registrant and CoreStates Bank
             N.A. is filed herewith.
EX-99.B9(a)  Form of Administration Agreement between Registrant and SEI
             Financial Fund Resources, including schedules relating to the White
             Oak Growth Stock Portfolio and Pin Oak Aggressive Stock Portfolio
             is filed herewith.
EX-99.B9(b)  Form of Agency Agreement between Registrant and DST Systems, Inc.
             is filed herewith.
EX-99.B10    Opinion and Consent of Counsel is filed herewith.
EX-99.B11    Consent of Independent Public Accountants (Arthur Andersen LLP) is
             filed herewith.
EX-99.B12    Not Applicable.
EX-99.B13    Not Applicable.
EX-99.B14    Not Applicable.
EX-99.B15    Form of Distribution Plan is filed herewith.
EX-99.B16    Performance Quotation Computation is filed herewith.
EX-99.B17    Not Applicable.
EX-99.B18    Not Applicable.
EX-99.B24    Powers of Attorney for David G. Lee, Mark E. Nagle, John T. Cooney,
             William M. Doran, Frank E. Morris, Robert A. Nesher, Eugene B.
             Peters, Robert A. Patterson and James M. Storey are filed herewith.